Exhibit 21
LIST OF SUBSIDIARIES OF THE REGISTRANT
As of December 31, 2024

Entity Name	Jurisdiction of Formation

LyondellBasell Industries N.V.	Netherlands
LYB Export Holdings Limited	United Kingdom
LYB Exports Inc.	United States
LYB Exports LLC	United States
LYB International Finance B.V.	Netherlands
LyondellBasell Finance Company	United States
Basell North America Inc.	United States
Lyondell Chemical Company	United States
LYB (Barbados) Holdings SRL	Barbados
LYB (Barbados) SRL	Barbados
LYB Capital Holdings Ltd.	Malta
LYB Capital Ltd.	Malta
LYB Equistar Holdings LLC	United States
Equistar LP, LLC	United States
Equistar GP, LLC	United States
Equistar Chemicals, LP	United States
Equistar Bayport, LLC	United States
Equistar Mont Belvieu Corporation	United States
LyondellBasell LC Offtake LLC	United States
LYB Finance Holdings LLC	United States
LYB Americas Finance Company LLC	United States
Lyondell Chemical Properties, L.P.	United States
LYB Houston Hub Holdings LLC	United States
LYB International Finance III, LLC	United States
LYB International Investments LLC	United States
LYB Funding Holdings Ltd.	Malta
LYB Funding Ltd.	Malta
LYB US Holdings Ltd	United Kingdom
LYB Bayport Ethers LLC	United States
LYB Channelview POTBA LLC	United States
LYB Receivables LLC	United States
LYB Recycling CA LLC	United States
Lyondell Chemical Europe, Inc.	United States
Lyondell Chemical Overseas Services, Inc.	United States
Lyondell Chemical Technology 1 Inc.	United States
Lyondell Chemical Technology, L.P.	United States

Entity Name	Jurisdiction of Formation

Lyondell POTechLP, Inc.	United States
Lyondell Chemical Technology Management, Inc.	United States
Lyondell POTechGP, Inc.	United States
Lyondell POJVGP, LLC	United States
Lyondell POJVLP, LLC	United States
PO Offtake, LP	United States
Lyondell Refining Company LLC	United States
Lyondell Refining I LLC	United States
Houston Refining LP	United States
LyondellBasell Acetyls Holdco, LLC	United States
LyondellBasell Acetyls, LLC	United States
LyondellBasell Investment LLC	United States
LyondellBasell Transportation Company, LLC	United States
LyondellBasell Advanced Polymers Inc.	United States
A. Schulman International Inc.	United States
AS Mex Hold S.A. de C.V.	Mexico
A. Schulman de Mexico S.A. de C.V.	Mexico
LyondellBasell SCS UK Ltd	United Kingdom
LYB Treasury Services Ltd.	United Kingdom
ASI Investments Holding Co.	United States
HGGC Citadel Plastics Holdings, Inc.	United States
Bulk Molding Compounds, Inc.	United States
BMC Deutschland GmbH	Germany
tetra-DUR Kunststoff-Produktion GmbH	Germany
BMC TetraDURTurkey Plastik Hammadde Kompozit Üretim Sanayi ve Ticaret Limted Şirketi	Turkey
LYB Composites Holding LLC	United States
LyondellBasell Composites LLC	United States
Quantum Composites, Inc.	United States
LYB Matrixx Holdings Inc.	United States
LYB Brazil Holdings LLC	United States
A. Schulman Plásticos do Brasil Ltda.	Brazil
LYB International Limited	Cayman
LyondellBasell Subholdings B.V.	Netherlands
Basell International Holdings B.V.	Netherlands
Basell (Thailand) Holdings B.V.	Netherlands
Basell Advanced Polyolefins (Thailand) Company Ltd.	Thailand
Basell Advanced Polyolefins (Dalian) Co., Ltd.	China
Basell Arabie Investissements SAS	France

Entity Name	Jurisdiction of Formation

Basell Asia Pacific Limited	China
Basell Trading (Shanghai) Co. Ltd.	China
LyondellBasell Malaysia Sdn. Bhd.	Malaysia
LyondellBasell Polyolefin (Shanghai) Co., Ltd.	China
Basell Holdings Middle East GmbH	Germany
Basell International Trading FZE	United Arab Emirates
Basell Moyen Orient Investissements SAS	France
Basell Poliolefinas Ltda.	Brazil
Colortech Da Amazonia Lta.	Brazil
Basell Poliolefinas, S. de R.L. de C.V.	Mexico
Basell Polyolefin Istanbul Ticaret Limited Sirketi	Turkey
Basell Polyolefins India Private Limited	India
Basell Polyolefins Korea Ltd.	Korea, Republic Of
Bulk Molding Compounds do Brasil Industria de Plásticos Reforçados Ltda.	Brazil
Citadel Plastics Mexico Holdings, LLC	United States
Bulk Molding Compounds Mexico, S. de R.L. de C.V.	Mexico
Lyondell Asia Holdings Limited	China
Lyondell Basell Arabian Limited	Saudi Arabia
Lyondell China Holdings Limited	China
Lyondell Greater China Holdings Limited	China
Lyondell Greater China Trading Limited	China
Lyondell Japan, Inc.	Japan
Lyondell South Asia Pte Ltd	Singapore
LyondellBasell Advanced Polymers (Malaysia) Sdn. Bhd.	Malaysia
LyondellBasell Advanced Polyolefins (Malaysia) Sdn. Bhd.	Malaysia
LyondellBasell Brasil Ltda.	Brazil
LyondellBasell Canada Inc.	Canada
LyondellBasell Egypt LLC	Egypt
LyondellBasell Polymers (Malaysia) Sdn. Bhd.	Malaysia
LyondellBasell Singapore Pte. Ltd.	Singapore
LyondellBasell Taiwan Co., Ltd.	Taiwan
LyondellBasell Vietnam Company Limited	Vietnam
OE Insurance Ltd	Bermuda
LYB International Finance II B.V.	Netherlands
LyondellBasell Industries Holdings B.V.	Netherlands
A. Schulman Castellon S.L.	Spain
A. Schulman International Services BV	Belgium
A.Schulman Poznan Sp. Z o.o.	Poland

Entity Name	Jurisdiction of Formation

A. Schulman Plastics BV	Belgium
A. Schulman Belgium BV	Belgium
A. Schulman Europe International B.V.	Netherlands
A. Schulman 's-Gravendeel B.V.	Netherlands
A. Schulman Europe GmbH & Co. KG	Germany
A. Schulman Gainsborough Ltd	United Kingdom
A. Schulman Thermoplastic Compounds Limited	United Kingdom
A. Schulman Nordic AB	Sweden
A. Schulman Plastics S.r.l.	Italy
A. Schulman Plastіk Sanayi ve Ticaret Anonim Sirketi	Turkey
A. Schulman Polska Sp. z o.o.	Poland
Basell Benelux B.V.	Netherlands
Basell Poliolefinas Iberica S.L.	Spain
Basell Poliolefine Italia S.r.l.	Italy
Basell Sales & Marketing Company B.V.	Netherlands
Basell UK Holdings Limited	United Kingdom
Basell Polyolefins UK Limited	United Kingdom
LYB Finance Company B.V.	Netherlands
LYB Luxembourg S.à r.l.	Luxembourg
Basell Germany Holdings GmbH	Germany
LYB Solvent Recycling GmbH	Germany
APK IP Management GmbH	Germany
APK Newcycling GmbH	Germany
LYB Circular R&D GmbH	Germany
LYB Recycling DE GmbH	Germany
Basell Polyolefine GmbH	Germany
Basell Bayreuth Chemie GmbH	Germany
A. Schulman GmbH	Germany
A. Schulman Real Estate GmbH & Co. KG	Germany
LYB Europe Funding Limited	Hong Kong
LyondellBasell Holdings France SAS	France
A. Schulman Europe Verwaltungs GmbH	Germany
A. Schulman Inc. Limited	United Kingdom
A. Schulman Plastics SAS	France
A. Schulman S.A.S.	France
Elian S.A.S.	France
Basell Polyolefines France S.A.S.	France
Compagnie de Distribution des Hydrocarbures SAS	France

Entity Name	Jurisdiction of Formation

Compagnie Petrochimique de Berre SAS	France
Lyondell Chimie France SAS	France
LyondellBasell Services France S.A.S.	France
LYB Advanced Polymer Solutions Ireland Limited	Ireland
LYB Ireland Limited	Ireland
LYB Trading Company B.V.	Netherlands
Lyondell Chemie Nederland B.V.	Netherlands
Lyondell Chemie (PO-11) B.V.	Netherlands
Lyondell Chemie (POSM) B.V.	Netherlands
Lyondell PO-11 C.V.	Netherlands
LyondellBasell China Holdings B.V.	Netherlands
Basell Advanced Polyolefins (Suzhou) Co. Ltd.	China
Guangzhou Basell Advanced Polyolefins Co., Ltd.	China
LyondellBasell Advanced Polymer (Changshu) Co., Ltd.	China
LyondellBasell Advanced Polymer (Dongguan) Co. Ltd.	China
Mepol S.r.l.	Italy
Industrial Technology Investments Poland Sp. Z.o.o.	Poland
Polar S.r.l.	Italy
QCP Holding B.V.	Netherlands
LYB CLCS Sales BE BV	Belgium
LYB CLCS Sales FR S.A.S.	France
LYB CLCS Sales IT S.r.l.	Italy
LYB CLCS Sales UK LTD	United Kingdom
LYB Recycling NL B.V.	Netherlands
Tivaco S.A.	Belgium

* Where a subsidiary is owned by two or more entities, it is only listed once.

Joint Ventures
Entity Name	Jurisdiction of Formation

Bora LyondellBasell Petrochemical Co., Ltd.[1]	China
Genox LyondellBasell New Material Co., Ltd.[2]	China
Ningbo ZRCC Lyondell Chemical Co. Ltd.[3]	China
Ningbo ZRCC LyondellBasell New Material Company Limited[4]	China
EPS Ethylen-Pipeline-Süd GmbH & Co. KG5	Germany
Source One GmbH[6]	Germany
Source One Plastics GmbH[7]	Germany
PT LyondellBasell Advanced Polyolefins[8]	Indonesia
PT LyondellBasell Advanced Polyolefins Commercial[9]	Indonesia
PolyMirae Co., Ltd.[10]	Korea, Republic Of
Indelpro, S.A. de C.V.[11]	Mexico
Circular Cleveland B.V.[12]	Netherlands
Circular Rotterdam B.V.[13]	Netherlands
LyondellBasell Covestro Manufacturing Maasvlakte V.O.F.[14]	Netherlands
Rodepa Vastgoed B.V.[15]	Netherlands
Stiphout Industries B.V.[16]	Netherlands
Basell Orlen Polyolefins Sp. Z.o.o.[17]	Poland
Al Waha Petrochemical Company[18]	Saudi Arabia
National Petrochemical Industrial Company[19]	Saudi Arabia
Natpet Schulman Specialty Plastic Compounds[20]	Saudi Arabia
Saudi Ethylene & Polyethylene Company[21]	Saudi Arabia
Saudi Polyolefins Company[22]	Saudi Arabia
HMC Polymers Company Limited[23]	Thailand
SCGC ICO Polymers Co., Ltd.[24]	Thailand
Cyclyx International LLC[25]	United States
Louisiana Integrated PolyEthylene JV LLC[26]	United States
PD Glycol LP27	United States
PO JV, LP28	United States
Technology JV, LP29	United States

[1] Basell International Holdings B.V. owns a 50% interest in Bora LyondellBasell Petrochemical Co., Ltd.
[2] Basell International Holdings B.V. owns a 50% interest in Genox LyondellBasell New Material Co., Ltd.
[3] Lyondell China Holdings Limited owns a 26.65% interest in Ningbo ZRCC Lyondell Chemical Co. Ltd.
[4] Lyondell China Holdings Limited owns a 50% interest in Ningbo ZRCC LyondellBasell New Material Company Limited.
[5] Basell Polyolefine GmbH owns a 19.07% interest in EPS Ethylen-Pipeline-Süd GmbH & Co. KG.
[6] LyondellBasell Industries Holdings B.V. owns a 24.9% interest in Source One GmbH.

[7] LyondellBasell Industries Holdings B.V. owns a 49% interest in Source One Plastics GmbH.
8 A. Schulman International Inc. owns a 65% interest in PT LyondellBasell Advanced Polyolefins.
9 A. Schulman International Inc. owns a 65% interest in PT LyondellBasell Advanced Polyolefins Commercial.
[10] Basell International Holdings B.V. owns a 50% interest in PolyMirae Co., Ltd.
[11] Basell International Holdings B.V. owns a 49% interest in Indelpro, S.A. de C.V.
[12] LyondellBasell Industries Holdings B.V. owns 19% interest in Circular Cleveland B.V.
[13] LyondellBasell Industries Holdings B.V. owns a 22.65% interest in Circular Rotterdam B.V.
[14] Lyondell PO-11 C.V. owns a 50% interest in LyondellBasell Covestro Manufacturing Maasvlakte V.O.F.
[15] LyondellBasell Industries Holdings B.V. owns 50% interest in Rodepa Vastgoed B.V.
[16] LyondellBasell Industries Holdings B.V. owns 50% interest in Stiphout Industries B.V.
[17] LyondellBasell Industries Holdings B.V. owns a 50% interest in Basell Orlen Polyolefins Sp. Z.o.o.
[18] Basell Arabie Investissements SAS owns a 25% interest in Al Waha Petrochemical Company.
[19] Basell International Holdings B.V. owns a 35% interest in National Petrochemical Industrial Company.
20 A. Schulman Europe International B.V. owns a 50% interest in Natpet Schulman Specialty Plastic Compounds.
[21] Basell Moyen Orient Investissments SAS owns a 25% interest in Saudi Ethylene & Polyethylene Company.
[22] Basell Holdings Middle East GmbH owns a 25% interest in Saudi Polyolefins Company.
[23] Basell (Thailand) Holdings B.V. owns a 28.56% interest in HMC Polymers Company Limited.
[24] LyondellBasell Advanced Polyolefins (Malaysia) Sdn. Bhd. owns a 13% interest in SCGC ICO Polymers Co., Ltd.
[25] Equistar Chemicals, LP owns a 25% interest in Cyclyx International LLC.
[26] LyondellBasell LC Offtake LLC owns a 50% interest in Louisiana Integrated PolyEthylene JV LLC.
[27] Equistar Chemicals, LP owns a 50% interest in PD Glycol LP.
28 PO Offtake, LP owns a 50% interest in PO JV, LP.
[29] Lyondell POTechLP, Inc. owns a 49% partnership interest in Technology JV, LP. Lyondell POTechGP, Inc. owns a 1% partnership interest in Technology JV, LP.